UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2012

VIKING SYSTEMS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-49636	86-0913802
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Flanders Road, Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

(508) 366-3668

 (Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2012, we issued a press release announcing financial results for our fiscal quarter ended June 30, 2012. The full text of the press release is furnished as Exhibit 99.1. The information furnished therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release issued by Viking Systems, Inc. dated August 14, 2012

Forward-Looking Statements

Except for historical information herein, matters set forth in this report are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about our future financial performance. These forward-looking statements are identified by the use of words such as “generate,” “launching,” “continue,” “expects,” “believes,” and “intends,” among others. Forward-looking statements in this press release are subject to certain risks and uncertainties inherent in our business that could cause actual results to vary, including such risks detailed from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 29, 2012. All forward-looking statements are based on our management’s estimates, projections and assumptions as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, except as required by law.

Important Information about the Tender Offer

The tender offer described in the press release disseminated by CONMED Corporation and us on August 14, 2012 has not yet commenced. This communication relates to a press release regarding our earnings release for the quarter ended June 30, 2012. This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities.  At the time the offer is commenced, CONMED will file a Tender Offer Statement on Schedule TO containing an Offer to Purchase, a related Letter of Transmittal and other documents relating to the tender offer, and thereafter we will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer.

In connection with the proposed transaction and required stockholder approval, we will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING AND THE TRANSACTION. Investors and Security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents we filed with the SEC may be obtained free of charge by contacting Viking Systems, Inc., 134 Flanders Road, Westborough, MA, 01581, Attention: Corporate Secretary. Our filings with the SEC are also available on our website at: http://www.vikingsystems.com/.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING SYSTEMS, INC.

Date: August 14, 2012	By:	/s/ Robert Mathews
	Name:	Robert Mathews
	Title:	Chief Financial Officer

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